UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________________________________
FORM 8-K
____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2023
____________________________________________
LYONDELLBASELL INDUSTRIES N.V.
(Exact Name of Registrant as Specified in Charter)
 ____________________________________________

Netherlands	001-34726	98-0646235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1221 McKinney St.,		4th Floor, One Vine Street
Suite 300		London	Delftseplein 27E
Houston, Texas		W1J0AH	3013AA	Rotterdam
USA	77010	United Kingdom	Netherlands
(Addresses of principal executive offices) (Zip Code)

(713)	309-7200	+44 (0)	207	220 2600	+31 (0)	10	2755 500
(Registrant’s telephone numbers, including area codes)
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Ordinary Shares, €0.04 Par Value	LYB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.    Other Events.
LyondellBasell Industries N.V. (the “Company,” “we,” “us,” or “our”) is recasting certain financial information included in our 2022 Annual Report on Form 10-K (the “Form 10-K”) which was initially filed with the Securities and Exchange Commission (“SEC”) on February 23, 2023, in order to give effect to changes in our segment reporting. Effective January 1, 2023, our Catalloy and polybutene-1 businesses were moved from the Advanced Polymer Solutions (“APS”) segment and reintegrated into the Olefins and Polyolefins-Americas (“O&P-Americas”) and Olefins and Polyolefins-Europe, Asia, International (“O&P-EAI”) segments. This move will allow the APS team to focus on our compounding and solutions business, and to develop a more agile operating model with meaningful regional and segment growth strategies.
Following the change, we continue to manage our operations through six operating reportable segments:

•Our O&P-Americas segment produces and markets olefins and co-products, polyethylene and polypropylene.
•Our O&P-EAI segment produces and markets olefins and co-products, polyethylene and polypropylene.

•Our Intermediates and Derivatives segment produces and markets propylene oxide and its derivatives; oxyfuels and related products; and intermediate chemicals such as styrene monomer, acetyls, ethylene oxide and ethylene glycol.

•Our APS segment produces and markets compounding and solutions, such as polypropylene compounds, engineered plastics, masterbatches, engineered composites, colors and powders.

•Our Refining segment refines heavy, high-sulfur crude oil and other crude oils of varied types and sources available on the U.S. Gulf Coast into refined products, including gasoline and distillates.

•Our Technology segment develops and licenses chemical and polyolefin process technologies and manufactures and sells polyolefin catalysts.
Attached as Exhibit 99.1 of this Current Report on Form 8-K are the following portions of the Form 10-K which were revised to reflect the change in segments described above: Business and Properties (Items 1 and 2), Management’s Discussion and Analysis of Financial Condition and Results of Operations (Item 7) and Financial Statements and Supplementary Data (Item 8). This change has no impact on the Company’s consolidated statements of income, consolidated balance sheets, consolidated statements of shareholders' equity and consolidated statements of cash flows previously reported on the basis of accounting principles generally accepted in the United States (“U.S. GAAP”). The segment-specific information presented in Exhibit 99.1 is consistent with the presentation of segments in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023, filed with the SEC on April 28, 2023.
This Current Report on Form 8-K is being filed only for the purposes described above and all other information in the Form 10-K remains unchanged. In order to preserve the nature and character of the disclosures set forth in the Form 10-K, the items included in Exhibit 99.1 of this Current Report on Form 8-K have been updated solely for matters relating specifically to the segment changes and related classifications as described above. No attempt has been made in this Current Report on Form 8-K to reflect events or occurrences after the date of the filing of the Form 10-K, on February 23, 2023, and it should not be read to modify or update other disclosures as presented in the Form 10-K. Therefore, this Current Report on Form 8-K should be read in conjunction with the Form 10-K and the Company’s filings made with the SEC subsequent to the filing of the Form 10-K, including the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023. This subsequent SEC filing contains important information regarding events, risks, developments and updates affecting the Company and its expectations that have occurred since the filing of the Form 10-K. The revised portions of the Form 10-K described above are attached as Exhibit 99.1 hereto and incorporated herein by reference. References in the attached exhibits to the Form 10-K or parts thereof refer to the Form 10-K for the year ended December 31, 2022, filed on February 23, 2023, except to the extent portions of such Form 10-K have been revised in this Current Report on Form 8-K, in which case, they refer to the applicable revised portion in this Current Report on Form 8-K. The information contained herein is not an amendment to, or a restatement of, the Form 10-K.

Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

23	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

99.1	Updates, where applicable, to LYB’s 2022 Annual Report on Form 10-K, include:
Business and Properties (Items 1 and 2)
Management’s Discussion and Analysis of Financial Condition and Results of Operations (Item 7), and
Financial Statements and Supplementary Data (Item 8)

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LYONDELLBASELL INDUSTRIES N.V.

Date:	May 12, 2023
		By:	/s/ Chukwuemeka A. Oyolu
Chukwuemeka A. Oyolu
Senior Vice President,
Chief Accounting Officer and Investor Relations